OMNIAMERICAN
                                      --Bank--

                   Incentive Award Plan for Senior Executives

Plan Overview and Objectives
----------------------------
The Compensation Committee of the Board of Directors of OmniAmerican Bancorp, Inc. (the "Company") and OmniAmerican Bank (the "Bank") have established an Incentive Award Plan for Senior Executives ("the Plan") for eligible senior executives. The purpose of the Plan is to advance the interests of the Bank and its shareholders by rewarding plan participants for the accomplishment of annual Bank, and individual, performance goals that are critical for company growth and profitability.

The Plan serves as a critical component of a competitive total compensation package that enables the Company and the Bank to attract and retain talent needed to drive the Company's and the Bank's future success. The Plan is being adopted in 2010 for use during the 2010 Plan Year and for future Plan Years. Any reference herein below to the "Company" shall be intended to refer to the Company and the Bank, unless the context specifically indicates otherwise.

Objectives of the Plan include:

     o    Aligning management compensation with Company performance.

     o    Providing clear focus on key strategic business objectives.

     o Positioning the Company's total cash compensation to be competitive with market.

     o Enabling the Company to attract and retain the talent needed to drive success.

     o    Motivating   and   rewarding   management   for    achieving/exceeding
          performance goals.

     o    Encouraging teamwork across the Company's operating groups.

     o Balancing performance goals and incentives with appropriate risk management objectives.

Plan Administration
-------------------
The Plan is authorized by the Company's Board of Directors ("Board"), subject to review and approval of the Compensation Committee of the Board ("Committee"). The Committee shall be the plan administrator. The Committee may delegate certain duties to the Human Resources Department of the Bank ("Human Resources"). The Committee has sole authority to interpret the Plan for proper administration. Any determination by the Committee shall be final and binding on all parties.

Performance  Period
--------------------
The performance period and Plan operate on a calendar year basis (January 1 - December 31).

Eligibility/Participation
-------------------------
Eligibility will be limited to executive vice presidents and above designated by the Committee or designated by the President and CEO and approved by the Committee (eligible executives will be "Participants"). Participation in the Plan is conditional; participation in one Plan Year does not guarantee participation in successive years.

New executives must be hired by July 1 to participate in the current Plan Year's incentive. Eligible executives who are not employed by the Company at the beginning of the Plan Year may participate in the Plan at the point of hire at the discretion of the Committee, with input from the President and CEO. Incentive awards for eligible executives who are hired between January 1 and July 1 will be pro-rated based on the executive's date of hire.

An eligible executive who is transferred or promoted into an eligible position during the Plan Year may participate in the Plan on a pro-rata basis at the discretion of the Committee, based upon the recommendation of the President and CEO. When a Participant transfers from an eligible position to a non-eligible position prior to the end of the Plan Year, he/she will not be eligible to receive a payout under this Plan.

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

Financial Trigger
-----------------
Unless the Committee determines otherwise, with input from the Board and the President and CEO, no award shall be paid for the Plan Year if the Company's minimum financial goal is not achieved (the "Financial Trigger"). The Financial Trigger will be determined by the Committee, with input from the President and CEO.

How the Plan Works
------------------
The Plan consists of "Corporate Goals" and "Individual Goals." The relative weight of each goal (e.g., Corporate or Individual) will be determined from year to year at the discretion of the Committee. Each of the Corporate Goal components and Individual Goal components measures achievement of certain "Performance Indicators" selected by the Committee, with input from the President and CEO, and each Performance Indicator measures achievement of "Specific Indicators" (as further defined below) that are sub-components of that Performance Indicator.

For each Performance Indicator, each Participant has the potential to earn an incentive award at three performance levels:

     o    THRESHOLD: Performance is approximately 80% of Target performance.
     o    TARGET: Performance is 100% of Target performance
     o    MAXIMUM: Performance is at 120% of Target Performance or more.

Incentive payments will be made for achievement at Threshold, Target and Maximum performance levels. Goals must be achieved at a threshold level ("Threshold") in order to obtain an incentive payment. Achievement at or above Threshold will result in an incentive payment (unless the Financial Trigger is not achieved). Participants must achieve the Threshold goal in each category of Specific Indicator in order to receive a payout for that category. Achievement below Threshold will result in no incentive payment with respect to that Specific Indicator.

In setting Target annual incentive awards, the Committee should consider the following:

     o    The  degree  to  which  each   Participant's   position   impacts  the
          achievement of Company's goals and to which objectives can be reasonable, specific and measurable; and

     o    Competitive compensation practices

If the Company achieves its Financial Trigger, and if a Participant achieves at least the Threshold level of performance on one or more of his or her Performance Indicators, the Participant will earn a TOTAL INCENTIVE AWARD within a "Total Incentive Opportunity Range" for his or her position. The Total Incentive Opportunity Range for each Participant is based upon the level of the Participant's position within the Company, the degree to which each Participant's position impacts the achievement of Company goals and market trends for incentives for his or her position. Each Participant's total incentive opportunity is listed in the following table. Incentive maximums, expressed as a percentage of "Base Salary" (as defined below under "Incentive Payments"), are based upon the Participant's position and incentive tier. These are subject to change based on market trends, internal Company practices, and compensation philosophy during the course of the Plan Year.

------------------------------ --------------------------------------------------------------------------------------
                                                         TOTAL INCENTIVE OPPORTUNITY RANGE
                                                              (as a % of Base Salary)
------------------------------ ---------------------------- ---------------------------- ----------------------------
     Incentive Tiers              Threshold Performance               Target                 Maximum Performance
                                                                    Performance
------------------------------ ---------------------------- ---------------------------- ----------------------------
           CEO                             15%                          30%                          45%
------------------------------ ---------------------------- ---------------------------- ----------------------------
           SEVP                           12.5%                         25%                         37.5%
------------------------------ ---------------------------- ---------------------------- ----------------------------
           EVP                             10%                          20%                          30%
------------------------------ ---------------------------- ---------------------------- ----------------------------

The TOTAL INCENTIVE AWARD that a Participant actually earns is simply the addition of all incentive awards earned for each Specific Indicator within the Performance Indicators.

Corporate Goals are categorized under three to five "Performance Indicators" determined from time to time by the Committee. At the inception of the Plan in 2010, the Performance Indicators are: (i) Financial Performance, (ii) Risk Management, and (iii) Sales & Service Culture. Each Performance Indicator has one or more sub-categories of specific indicators ("Specific Indicators") that represent focus areas under the Performance Indicator, which can include any one or more of the following: (a) basic earnings per share, (b) basic cash earnings per share; (c) diluted earnings per share; (e) diluted cash earnings per share;
(f) net income; (g) cash earnings; (h) net interest income; (i) non-interest income; (j) general and administrative expense to average assets ratio; (k) cash general and administrative expense to average assets ratio; (l) efficiency ratio; (m) cash efficiency ratio; (n) return on average assets; (o) cash return on average assets; (p) return on average stockholders' equity; (q) cash return on average stockholders' equity; (r) return on average tangible stockholders' equity; (s) cash return on average tangible stockholders' equity; (t) core earnings; (u) operating income; (v) operating efficiency ratio; (w) net interest rate spread; (x) growth in assets, loans (including home equity lines of credit), or deposits; loan production volume; (y) non-performing loans; (z) cash flow; (aa) capital preservation (core or risk-based); (bb) interest rate risk exposure - net portfolio value; (cc) interest rate risk - sensitivity; (dd) liquidity parameters; (ee) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; (ff) stock price (including, but not limited to, growth measures and total shareholder return); (gg) operating expense as a % of average asset; (hh) core deposits as a % of total deposits;
(ii) net charge-off %; (jj) average % of past dues; (kk) classified assets to total assets; (ll) compliance/audit exam findings; (mm) capital ratio; (nn) systems knowledge & utilization of core applications; (oo) customer service survey; or (pp) any combination of the foregoing.

Individual Goals are established by the eligible Participant and their respective manager, or in the case of the President and CEO, by the President and CEO and the Committee. Each Participant will have three to five Individual Goal Performance Indicators. Each Performance Indicator will have one or more sub-categories of Specific Indicators that are targeted as a component of the Performance Indicator. To the extent possible, Individual Goals represented by the Performance Indicators and Specific Indicators should be measurable and quantifiable. Each Specific Indicator is weighted, with the aggregate of the weights of the Specific Indicators determining the weight given to the
Performance Indicator to which it relates. If necessary, the Committee may revise Performance Indicators and Specific Indicators during the Plan Year to reflect major changes in business priorities. At the end of the Plan Year, the Participant's manager, in conjunction with Human Resources, will assess performance as compared to target performance and recommend the Individual Goal award percentage for such Participant to the Committee. Each Participant's performance appraisal rating will be used in determining the payout for the Individual Goals portion of the incentive payment based upon the following rating criteria: Excellent or above = 100% payout; Commendable = 50% payout, Acceptable or below = no payout. Participants who are placed on disciplinary probation during the year are not eligible for an incentive plan payout even though the Participant may meet all other criteria established.

Each Participant will receive a copy of the Plan. Payouts can be awarded for achievement of Corporate Goals whether or not Individual Goals are met and may be awarded for Individual Goals whether or not Corporate Goals are met.
Performance between levels (e.g., Target, Threshold or Maximum) will be calculated at the highest Performance Level actually achieved.

Incentive Payments
--------------------
Any earned incentive awards will be paid within the period beginning on January 1 following the end of the Plan Year to which they relate and ending on March 15th following the end of the Plan Year to which the payments relate. Incentive payments will be reduced by applicable payroll deductions and taxes. An incentive payment will be based on the Participant's year-end Base Salary, defined for these purposes, as the Participant's annual rate of pay effective December 31st of the Plan Year.

Any rights accruing to a Participant or his/her beneficiary under the Plan shall be solely those of the Participant. Nothing contained in the Plan, or on action taken pursuant to the provisions hereof, will create or is construed to create a trust of any kind, or a pledge, or a fiduciary relationship between the Company and eligible Participant or any other person.

Rights and Limitations
----------------------
This Plan supersedes any prior agreement or understanding regarding executive incentive compensation. Any arrangements different from those provided for in the Plan must be in writing, signed by the Participant and a member of the Committee, and submitted to Human Resources.

The Plan will not be deemed to give any Participant the right to be retained in the employ of the Company, nor will the Plan interfere with the right of the Company to discharge any Participant at any time. This Plan does not constitute a contract of employment. All eligible Participants are "at-will" employees of the Company and may be terminated from their employment with the Company for any reason whatsoever or for no reason at all.

Plan Changes or Discontinuance
------------------------------
The Company has developed the Plan on the basis of existing business, forecasts, market and economic conditions, current services, strategic business plan and personnel assignments. If substantial changes occur that affect these conditions, services, business plan, assignments or forecasts, the Company may, in its sole discretion, add to, amend modify or discontinue any of the terms or conditions of the Plan at any time during the Plan Year.

Termination of Employment
-------------------------
Except as specifically set forth herein, Participants must be employed by the Company at the time of payout; no incentive payments will be paid to a former executive.

If a Participant is disabled by an accident or illness and is unable to perform the essential duties of his/her current position, his/her incentive payment for the Plan Year will be pro-rated so that the award is based on the period of active employment only (i.e., the incentive payment will be reduced by the period of time of disability), provided, however, that the Participant will not be entitled to any incentive payment unless the Participant was actively employed by the Company and working towards the performance goals for at least six months during the Plan Year.

In the event of death, the Company will pay to the Participant's estate the pro-rata portion of the award that had been earned by the Participant as of the date of death.

Restrictions
------------
No eligible Participant shall make unauthorized verbal or written commitments, make unauthorized verbal or written statements regarding the Company's position with regard to competitors, suppliers or customers; alter the Company's Code of Ethics and Business Conduct Policy by making unauthorized verbal or written commitments; assign or give any gifts or money, including but not limited to part of his/her compensation to any person, customer, or third party as an inducement, or accept any gratuity based upon the Company's policies. All eligible executives and Participants are expected to fully comply with any and all of the Company's policies and procedures established for proper conduct and reporting in business dealings. Such policies and procedures include but are not limited to those dealing with conflicts of interest or the Company's Code of Ethics. Violation of these or any Company policies and procedures may result in immediate employment termination. The Company reserves the unilateral right to terminate any individual's participation in the Plan at any time.

Clawbacks
---------
The altering, inflating, and/or inappropriate manipulation of performance/financial results or any other infraction of recognized ethical business standards, will subject the executive to disciplinary action up to and including termination of employment. In addition, any incentive payment as provided by the Plan to which the executive would otherwise be entitled will be revoked.

In addition, in order to comply with the requirements of Section 304 of the Sarbanes-Oxley Act of 2002 and in light of recent changes to the Securities Exchange Commission compensation rules, including the requirement that companies mitigate excessive risk-taking behavior among executives and employees, the Company may recover an incentive payment if such payment was based on performance that was subsequently subject to a financial statement restatement or where performance targets were later reasonably determined to have not been achieved. In such a situation, the Company retains the right to seek recovery of part or the entire incentive award paid to any or all Participant(s) whose actions may have contributed to such restatement or failure or who in the judgment of the Committee should no longer be entitled to an incentive payment due to the failure to achieve the performance goal.


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